Exhibit 99.1

Investor Meeting July 13, 2010

Certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”) during the course of this presentation that are not historical facts are forward-looking statements. Although Oglethorpe believes that the assumptions underlying these statements are reasonable, you are cautioned that such forward-looking statements are inherently uncertain and involve necessary risks that may affect Oglethorpe’s business prospects and performance, causing actual results to differ from those discussed during this presentation. When considering forward-looking statements, you should keep in mind risk factors and other cautionary statements included in Oglethorpe’s SEC filings. Any forward-looking statements made are subject to all the risks and uncertainties, many of which are beyond management’s control, as described in Oglethorpe’s SEC filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Oglethorpe’s actual results and plans could differ materially from those expressed in any forward-looking statements. Oglethorpe undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. This electronic presentation is provided as of July 13, 2010. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the financial information that was presented, and Oglethorpe has not undertaken any obligation to update this electronic presentation. This electronic presentation contains certain non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC. For purposes of Regulation G, a “non-GAAP financial measure” is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. For purposes of the definition, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Oglethorpe has provided, as a part of this electronic presentation, a reconciliation of each of the non-GAAP financial measures to the most directly comparable GAAP financial measure. The non-GAAP financial measures used in this electronic presentation are commonly used by rating agencies in evaluating Oglethorpe. Accordingly, Oglethorpe believes that these financial measures may be useful to investors in assessing Oglethorpe. Risk Factors, Forward-Looking Statements and non-GAAP Financial Measures

Overview of Oglethorpe Power Corporation Not-for-profit Georgia electric membership corporation. One of the largest electric cooperatives in the United States. Provides wholesale electric power to 39 distribution cooperatives in Georgia (the “Members”). The Members serve approximately 4.1 million people and about 30% of Georgia’s load. Approximately 2/3 of the Members’ load is residential. No residential competition. Competition only at inception for large C&I loads. Take or pay, joint and several Wholesale Power Contracts through December 2050. Allows for recovery of all costs, including debt service. Owns or leases approximately 5,790 MW of generation capacity; operates or schedules another 1,287 MW on behalf of the Members. = Oglethorpe’s Members

Oglethorpe’s Ratings Oglethorpe's Ratings S&P Moody's Fitch Long-term ratings: Senior secured rating A A3 A Year assigned 1997 1997 1997 Issuer / underlying rating A Baa1 n/r (a) Rating outlook Stable Negative (b) Stable Short-term ratings: Commercial paper rating A-1 P-2 F1 (a) n/r indicates no rating assigned to Oglethorpe in this rating category (b) Negative outlook assigned in September, 2009

Oglethorpe currently supplies wholesale electric power to 38 of its 39 electric membership corporations (“EMCs”). Service territory covers: 38,000 square miles, or 65 percent of Georgia. 151 out of 159 counties in Georgia. In 2009, Cobb EMC, Jackson EMC and Sawnee EMC accounted for 15.0%, 11.6%, and 10.2% of Oglethorpe’s total revenues, respectively: No other Member over 10%; The top 15 Members accounted for approximately 80% of total revenue in 2009. Member Systems and Service Territory

Residential Retail Rate Comparison (Cents per kWh) Members’ Competitive Position 10.3 8.2 8.2 8.8 9.1 9.3 9.8 10.2 9.1 8.9 8.6 7.6 7.3 10.0 6 7 8 9 10 11 2003 2004 2005 2006 2007 2008 2009 Oglethorpe Member Average Georgia Power

Diverse Mix of Generating Resources

OglethorpePower

2010 Capacity[a]


12%
46%
23%
19%
Gas
Nuclear
Coal
Hydro

~6,500 MW

2009 Energy


5%
12%
39%
44%

~21.3 Million MWh


Rocky Mountain Pumped Storage Hydro
Sewell Creek Energy Facility
Plant Wansley
Chattahoochee Energy Facility
Hawk Road Energy Facility
Talbot Energy Facility
Smarr Energy Facility
Hartwell Energy Facility
Doyle Generating Plant
Plant Scherer
Plant Vogtle
Plant Hatch
ATLANTA

(a) Represents resources owned, leased, contracted for or operated by Oglethorpe. Excludes Members' SEPA allocation. Capacity reflects planning capacity. Energy from pumped storage hydro is included above as well as energy from Member owned Smarr EMC assets (Smarr and Sewell Creek Energy Facilities) neither of which is included in Sales to Members represented in Oglethorpe's most recent Form 10-K.

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Oglethorpe’s Generation and Power Supply Resources (a) Summer Planning Reserve Capacity is the amount used for 2010 capacity reserve planning. (b) A combustion turbine in which Oglethorpe’s share of nameplate capacity is 15 MW is located at the Plant Wansley site. This CT is used primarily for emergency service and rarely operated except for testing so has been excluded from the above table. (c) Each of the Members, other than Flint, has designated Oglethorpe to schedule its power deliveries from SEPA. The Members’ total allocation is 618 MW, of which Oglethorpe schedules 562 MW. Southeastern Power Administration (SEPA)(c)

Member Demand Requirements Member Energy Requirements (MW) Percent Change (Million MWh) Percent Change 8.2% 9.4% 0.8% 9.4% 3.9% 4.1% 3.9% 2.8% -0.3% -3.9% Historical Load -5.6% -2.0% Note: The data is at the Members’ delivery points (net of system losses). While Flint EMC was not a Member from 2005 through 2009, Flint EMC data is included in all years. (Forecasted) (Forecasted) Highest Summer Peak (2007) = 9294 MW Highest Winter Peak (2010) = 8333 MW 2010 Forecasted Summer Peak = 9223 MW Days over 95° 19 2 1 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2005 2006 2007 2008 2009 2010 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2005 2006 2007 2008 2009 2010

From 2013 through 2017, we expect to invest an additional $2.4 billion to complete construction of Vogtle Units #3 and #4, the biomass facility and the combined cycle plant. Oglethorpe to Provide New Resources (a) Includes allowance for funds used during construction. 2010 - 2012 Forecasted Capital Expenditures (a) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2010 2011 2012 Millions Future Generation Existing Generation Environmental Compliance Nuclear Fuel

Members’ Forecasted Requirements and Subscribed Future Resources (a) Represents resources owned, leased, contracted for, operated or scheduled by Oglethorpe (including SEPA). (b) Members’ contract capacity is estimated based on Oglethorpe’s knowledge of Member contracts, however Members are not generally obligated to disclose details of contractual arrangements to Oglethorpe, and therefore Members’ actual contract capacity may differ from that which is shown above. (c) Members’ remaining need may be met by a variety of options currently under consideration by the Members including extensions or replacements of existing contracts, additional resources Members may ask Oglethorpe to develop, or additional resources that Members may own directly.

New AP1000 units will be adjacent to existing two units at Vogtle site. Experienced developer and operator, Southern Nuclear. Very favorable EPC contract with experienced contractors, Westinghouse and Stone & Webster consortium, which includes parent guarantees. Recently amended to replace certain index-based adjustments with fixed escalation amounts. 30% share or 660 MW of 2,200 MW total capacity from additional units. Georgia Power, MEAG and City of Dalton are other co-owners. $4.2 billion estimated total cost to Oglethorpe (including AFUDC). Vogtle Units 3 & 4 Project Highlights 2017 Unit 4 in Service 2005 2011 2010 2009 2007-2008 2006 May 2005 Development Agreement 2017 Mar 2008 File Combined Construction Operating License (COL) with NRC Aug 2009 NRC Issuance of ESP/LWA Q4 2011 NRC Issuance of COL (projected) 2016 Unit 3 in Service Time Now Feb 2010 DOE Offered Conditional Term Sheet Q4 2011 Projected Start of DOE Funding April 2006 Definitive Agreements Aug 2006 Early Site Permit (ESP) Filed with NRC May 2010 Signed DOE Conditional Term Sheet

Plans call for the Warren County biomass power plant to go online in 2015. Includes 1-year schedule adjustment to evaluate and respond to EPA’s proposed boiler MACT (maximum achievable control technology) regulations. Capital investment for the biomass plant is expected to be $477 million. Variety of financing options may be available including RUS, Clean Renewable Energy Bonds and potentially tax-exempt bonds. Fuel will primarily be a mixture of whole tree chips, chipped pulpwood and wood remaining from forest clearings. Georgia has millions of acres of forest land that provide an abundant and sustainable fuel resource for energy generation. The plant will use approximately one million green tons of wood per year. The plant will consist of a conventional bubbling fluidized bed boiler and steam turbine. Warren County Biomass Project Source: US Dept of Energy (and National Renewable Energy Laboratory, a laboratory of the DOE)

Oglethorpe’s Members have subscribed for a 605 MW 2x1 combined cycle project. Site to be determined. Construction is expected to begin in 2012. Project costs estimated at approximately $750 million. Plan to submit application to the RUS for financing in July. Expected commercial operation 2015. Combined Cycle Project

Income Statement Excerpts Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10 for each fiscal year. In addition, the Indenture requires a showing of Oglethorpe’s having met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. For 2010, Oglethorpe’s board of directors approved a budget to achieve a 1.14 Margins for Interest ratio, above the minimum 1.10 ratio required by the Indenture. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the period of anticipated construction and may chose to further increase, or decrease, the Margins for Interest ratio in the future. Key Point: Through March 2010, net margin equates to 43% of targeted annual margin ($34.3 million to achieve 1.14 Margins for Interest). This is typical for Oglethorpe and consistent with management’s practices of budgeting conservatively and making adjustments to the budget (typically toward the end of the year) to exactly match actual expenses + margin.

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s Indenture, by dividing patronage capital and membership fees by total capitalization plus long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in a credit agreement that currently requires a minimum total patronage capital of $545 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements.

Consolidated System Equity Consolidated System Equity – FYE 2009 ($ Millions) Patronage Capital Total Capitalization Equity Ratio 39 Members $2,466 $5,776 43% Oglethorpe $562 $5,184 (a) 11% Combined (b)(c) $2,466 (d) $10,398 (d) 24% (a) Includes long-term debt and capital leases due within one year, to correspond to Oglethorpe’s Indenture calculation. (b) Oglethorpe’s debt is not the direct obligation of the Members and, as a result, the capital of the Members does not directly support the principal and interest payments to be made by Oglethorpe on its outstanding indebtedness. (c) This information constitutes non-GAAP financial measures. A reconciliation of such measures to the most directly comparable GAAP measures is set forth in the immediately preceding row of this table. (d) “Patronage Capital” and “Total Capitalization” columns do not add down since Oglethorpe patronage capital (equity) is also included in Members’ patronage capital.

Rate Structure Assures Recovery of All Costs + Margin Note: Indenture requires an MFI ratio of least 1.10x Fixed costs: Bill Members based on board-approved annual budget and budget revisions throughout the year, if necessary. Prior period adjustment mechanism covers any year-end shortfall. Energy costs: Actual costs are passed through. Monthly true-up of estimate vs. actual. MFI coverage requirement of 1.10x under Indenture. Budget of 1.14x MFI for 2010. Formulary rate under Wholesale Power Contract. Designed to recover all costs, plus margin, without any further regulatory approval. Annual budget and adjustments to rate to reflect budget changes are generally not subject to approval of RUS or any other regulatory authority. Formulary rate schedule has been approved by RUS; changes to rate schedule are subject to RUS approval. (Budgeted)

Oglethorpe’s Liquidity Position is Strong Represents 443 days of liquidity on hand. as of July 9, 2010 $1,125 -$525 $600 $246 $846 0 200 400 600 800 1000 1200 Total Credit Facilities Less Borrowings Available Line Capacity Cash (Excluding $121 Million in RUS Cushion of Credit) Total Liquidity Millions

$0 $200 $400 $600 $800 $1,000 $1,200 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 2043 $475M Bank of America Syndicated CP Backup (Unsecured) $250M CFC (Secured) $150M CoBank (Secured) $50M CoBank (Unsecured) $50M CFC (Unsecured) Plus Optional Term-Out until 2043 Term of Existing Liquidity Facilities $150M J.P. Morgan (Unsecured) $475M Credit Facility - Participant Banks Commitment ($ Millions) Bank of America, N.A. - Administrative Agent $75 SunTrust Bank $75 The Bank of Tokyo - Mitsubishi UFJ, Ltd. $60 CoBank, ACB $60 J.P. Morgan Chase Bank, National Association $60 National Rural Utilities Cooperative Finance Corp $60 Wachovia Bank, N.A. / Wells Fargo Bank, N.A. $60 Goldman Sachs Bank $25

Oglethorpe has access to many financing sources Represents sources that Oglethorpe is planning to use or actively seeking

Submitted Part I and Part II loan applications in September 2008 and December 2008, respectively. Conditional term sheet offered by DOE on February 16, 2010. Oglethorpe signed conditional term sheet on May 17, 2010. A final decision on loan approval is not expected to occur until after approval of the COLs (Combined Construction Permits Operating Licenses) currently anticipated in fourth quarter 2011. DOE loan guarantee targets 70% of eligible project costs, not to exceed $3.057 billion. DOE Loan Guarantees for Vogtle 3 & 4

Recent and Future Financing Activity 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter $133.55 Million Tax Exempt Refinancing Applying to RUS for financing of $750 Million Combined Cycle Plant and $128 Million of General Improvements to Existing Facilities Applied to RUS for Financing of Biomass, Hawk Road and Hartwell Facilities Signed DOE Conditional Term Sheet for up to $3.057 Billion Loan Guarantees on Vogtle Units 3 & 4 New Credit Facilities Debt Issuances Other Events Pre-2010 Post-2010 Tax-Exempt Refinancing / New Money $40-50 Million (Preliminary estimate) $400 Million of Taxable FMBs Anticipate Restructuring and Extending Bank Credit Facilities Additional FMB Issuance for Portion of Vogtle Units 3 & 4 not Financed by DOE Possible $100 Million Issuance of CREBS for Biomass Project $683 Million of RUS Loans Approved but Not Yet Drawn (Estimated $200 Million to be Drawn in 2010) Shelf Registration of $1 Billion of Taxable FMBs for Future Issuance Ongoing Tax-Exempt Refinancings and Taxable Financings as Needed

Oglethorpe is a Strong, Stable Credit One of the largest electric cooperatives in the United States. Oglethorpe has long-term, take-or-pay Wholesale Power Contracts with its Members through 2050. Members' obligations under the Wholesale Power Contracts are joint and several. Primarily residential customer base — approximately 2/3 of Members’ MWh sales and of operating revenue. Oglethorpe’s formulary rate structure assures cost recovery. Inputs to rate formula are not subject to any regulatory approval. Changes to formulary rate schedule are subject to RUS approval. Oglethorpe’s Members are not subject to regulation for rate setting purposes. Well diversified power supply portfolio. Substantial value in existing resources. Strong, consistent operational and financial performance.

Contact Information Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240